CAPITAL RISK MANAGEMENT (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Capital Risk Management
Cash and cash equivalents		$ (318.0)	$ (234.2)	$ (137.4)	$ (187.6)
Borrowings, current		45.9	51.4
Borrowings, non-current		503.1	492.6
Borrowings, net		231.0	309.8
Equity attributable to equity holders of the parent		579.6	552.1
Effects from transactions with non-controlling interests	[1]	1.0	1.0
Total capital	[2]	580.6	553.1
Total net debt and capital		$ 811.6	$ 862.9
Gearing ratio		28.50%	35.90%

[1]	Represents the excess paid (received) above fair value of shares acquired (sold) from non-controlling interests as long as there is no change in control (IFRS 10.23).
[2]	Includes all capital and reserves that are managed as capital.